EXHIBIT 23.3 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 26, 2004, which appears on page 28 of the 2004 Annual Report on Form 10-KSB of BonusAmerica Worldwide Corporation, formerly a division of Stanford International Holding Corporation, for the year ended December 31, 2003.

                                            /s/ McKennon, Wilson & Morgan LLP.

Irvine, California
January 6, 2006